**UNITED STATES DISTRICT COURT**
**SOUTHERN DISTRICT OF NEW YORK**

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| SAFETY SHOT, INC.,<br>*Plaintiff*,<br>v.<br>CAPYBARA RESEARCH, IGOR APPELBOOM, and ACCRETIVE CAPITAL LLC d/b/a BENZINGA,<br>*Defendants*. | Civil Action No. 1:23-cv-10728-JSR |

# MEMORANDUM OF LAW IN SUPPORT OF PLAINTIFF'S *EX PARTE* MOTION FOR DEFAULT JUDGMENT AGAINST DEFENDANTS CAPYBARA RESEARCH, IGOR APPELBOOM AND ACCRETIVE CAPITAL LLC d/b/a BENZINGA

Submitted By,

**THE BASILE LAW FIRM, P.C.**

Joseph F. Rose, Esq.
Waleed Amer, Esq.
Eric J. Benzenberg, Esq.
390 N. Broadway, Suite 140
Jericho, New York 11753
Tel.: (516) 455-1500
Fax: (631) 498-0478
Email: joe@thebasilelawfirm.com
waleed@thebasilelawfirm.com
eric@thebasilelawfirm.com

*Counsel for Plaintiff Safety Shot, Inc.*

# TABLE OF CONTENTS

**Page**

## TABLE OF AUTHORITIES

Page(s)

**Cases:**

**Statutes, Rules & Other Authorities:**

**Secondary Authorities:**

Plaintiff Safety Shot, Inc. ("Safety Shot," "SHOT," or "Plaintiff") respectfully submits this memorandum of law in support of its motion for default judgment against Defendants Capybara Research ("Capybara Research" or "Capybara"), Igor Appelboom ("Appelboom," together with Capybara Research, the "Capybara Defendants") and Accretive Capital LLC d/b/a Benzinga ("Benzinga," together with the Capybara Defendants, "Defendants") pursuant to Federal Rule of Civil Procedure 55(b).

**PRELIMINARY STATEMENT**

Plaintiff brought this action to recover damages for securities fraud, pursuant to violations of the Securities Exchange Act of 1934 and for tortious interference with prospective business expectancy pursuant to New York state law by Capybara Research and Igor Appelboom ("Appelboom," together with Capybara Research the "Capybara Defendants") who owned and operated Capybara Research's website (https://www.capybararesearch.com) ("Capybara Website") and Twitter account (@CapybaraShort) ("Capybara Short Account"). Plaintiff's Complaint also includes a New York State law claim for tortious interference with prospective business expectancy against Benzinga which arise out of the same common nucleus of operative facts as Plaintiff's claims against the Capybara Defendants.

On November 22, 2023, a link was posted to the Capybara Short Account to a "short report" on the Capybara Website titled *Safety Shot Exposed $SHOT; Boca Raton Snake Oil: Unraveling the Fraud Behind the Drink and Its Dubious Origins* (the "Capybara Report"). *See* ECF 1 ¶ 14. Plaintiff contends that the Capybara Report is filled with inaccuracies and misinformation and was authored with the intent to mislead investors and shareholders to either sell their holdings of Plaintiff's common stock or to open new short positions, thereby creating downward pressure on Plaintiff's share price.

The same day, Benzinga posted an article linking to the Capybara Report titled "*Watching Safety Shot, Inc; Capybara Research Issues Short Report On Co Titled "Safety Shot Exposed $SHOT; Boca Raton Snake Oil: Unraveling The Fraud Behind The Drink And Its Dubious Origins*" (the "Benzinga Article") which further spread the Report to Benzinga's subscribers. *See* ECF 1 ¶ 36. Plaintiff further contends that Benzinga's authoring and publishing of the article regarding the Capybara Report further disseminated the Capybara Report to X users and to its subscribers who would not have otherwise seen or been aware of the Capybara Report's existence.

Since the publication, public dissemination and re-publishing of the Capybara Report, Plaintiff's share price decreased by **59.61%** from $5.67 to $2.29 between November 22, 2023 and March 1, 2024. *See* Declaration of Jarrett Boon ("Boon Decl.") ¶ 18. Further, as a result of the drop in market price, Plaintiff's market capitalization has dropped from $234,851,400 to $105,889,600, or by **$128,961,800**. *Id.* To date, Plaintiff's shares have not recovered to the same price it traded at prior to the release and subsequent re-publishing of the Capybara Report.

The Capybara Defendants continue to make public remarks about Plaintiff in an effort to compound upon the damage dealt as a result of the publication of the Capybara Report, with the latest public remarks being posted to Capybara's X account on February 12, 2024. *See* Boon Decl. ¶ 20. Between Monday, February 5, 2024 and Friday, February 9, 2024, the trading week leading up to the Capybara Defendants' February 12, 2024 post on its X account, Plaintiff's market price had increased 27.00% from $3.00 to $3.81 per share. *Id.* ¶ 21. On February 12, 2024, as a result of the Capybara Defendants' newest public remarks which harkened back to the Capybara Report, Plaintiff's share price plummeted by 23.62% from $3.81 to $2.91 per share, a market price *lower than the price* at the market's open on Monday, February 5. *Id.* ¶ 22.

Because the Capybara Report has not been removed from either the Capybara Website and Capybara Research's X account and the article linking to the Capybara Report has not been removed from Benzinga's website, with neither being publicly retracted, Plaintiff continues to suffer damages to its market price, market capitalization, business and reputation, as well as interference with its prospective business expectancies.

## BASIS FOR ENTERING DEFAULT JUDGMENT

### *Procedural History*

This action commenced with the filing of Plaintiff's complaint on December 8, 2023 (ECF 1) ("Complaint"). *See* **Exhibit 1** to the Declaration of Joseph F. Rose, Esq. (the "Rose Decl."). On December 22, 2023, Plaintiff filed an *ex parte* motion to alternatively serve the Complaint and a proposed summons on the Capybara Defendants via electronic mail pursuant to Fed. R. Civ. P. 4(f)(3). *See* ECF 8. On December 26, 2023, an Order was entered granting Plaintiff's first motion for alternative service. *See* ECF 11.

On December 27, 2023, Plaintiff's counsel attempted to serve the Capybara Defendants via electronic mail pursuant to this Court's December 26, 2023 Order. However, due to the Capybara Defendants' deletion of their respective email addresses, service via electronic mail became impracticable. *See* ECF 19.

On January 8, 2024, Plaintiff filed a second motion for alternative service upon the Capybara Defendants by pursuant to Fed. R. Civ. P. 4(f)(3) (the "Second Motion") as the Capybara Defendants had actively evaded the method of alternative service authorized by the Court pursuant to the First Order. *See* ECF 22. On January 10, 2024, an Order was entered granting the Second Motion, permitting Plaintiff to alternatively serve the Capybara Defendants via electronic publication through Capybara Research's X account, by paper publication in the Wall Street Journal, the Brazilian newspaper Valor Econômico and the Cayman Islands newspaper The

Cayman Compass and by filing a Form 8-K public disclosure and press release on the U.S. Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval system. *See* ECF 24 (the "Second Order").

On January 16, 2024, pursuant to the Second Order, Plaintiff attempted to effectuate service upon the Capybara Defendants by filing a Form 8-K (the "January Form 8-K") to provide the Capybara Defendants the constitutional requirement of actual notice of the above captioned action. *See* ECF 32 ¶ 3. However, due to an uploading error, the January Form 8-K did not properly link to the exhibits in Plaintiff's Complaint. Therefore, on February 6, 2024, Plaintiff filed an amended Form 8-K (the "February Form 8-K/A") which amended Exhibit 99.3 to the January 16 Form 8-K, properly attaching the Complaint and the exhibits attached thereto and providing the Capybara Defendants the constitutional requirement of actual notice of the above captioned action. *Id.* ¶ 4. On February 21, 2024, Plaintiff filed proof of service reflecting the service of its summons and Complaint via the February Form 8-K/A upon the Capybara Defendants on February 6, 2024. *See* ECF 32; *see also* **Exhibit 2** to Rose Decl.

Pursuant to Fed. R. Civ. P. 12(a)(1), the Capybara Defendants' time to answer or otherwise move with respect to Plaintiff's Complaint expired on February 27, 2024. On February 28, 2024, Plaintiff filed a proposed Clerk's Certificate of Default as to the Capybara Defendants (ECF 33). On February 28, 2024, Ruby J. Krajik, the Clerk of the Court for the Southern District of New York, issued a Certificate of Default as to the Capybara Defendants (ECF 35). *See* **Exhibit 3** to Rose Decl.

On December 29, 2023, Plaintiff filed proof of service reflecting service of Plaintiff's summons and Complaint and the Order upon Benzinga. *See* **Exhibit 4** to the Rose Decl. Pursuant to Fed. R. Civ. P. 12(a)(1), Benzinga's time to answer or otherwise move with respect to Plaintiff's

Complaint expired on January 19, 2024. On January 29, 2024, Plaintiff filed a proposed Clerk's Certificate of Default as to Benzinga (ECF 28). On January 29, 2024, Ruby J. Krajik, the Clerk of the Court for the Southern District of New York, issued a Certificate of Default as to Benzinga (ECF 30). *See* **Exhibit 5** to Rose Decl.

To date, the Defendants have not answered or otherwise moved with respect to Plaintiff's summons and Complaint. No Defendant is either an infant or incompetent, and none are presently in the military service of the United States as appears from the facts in this litigation.

## LEGAL BASIS FOR FINDING LIABILITY

"[T]he decision to grant a motion for a default judgment lies in the sound discretion of the trial court." *O'Callaghan v. Sifre*, 242 F.R.D. 69, 73 (S.D.N.Y. 2007) (citing *Shah v. N.Y. State Dep't of Civil Serv.*, 168 F.3d 610, 615 (2d Cir. 1999)). In deciding a motion for default judgment the Court "is required to accept all of the [plaintiff's] factual allegations as true and draw all reasonable inferences in [his] favor," *Finkel v. Romanowicz*, 577 F.3d 79, 84 (2d Cir. 2009) (citing *Au Bon Pain Corp. v. Artect, Inc.*, 653 F.2d 61, 65 (2d Cir. 1981)), and must "determine whether [a plaintiff's] allegations establish [a defendant's] liability as a matter of law." *Finkel*, 577 F.3d at 84. "[A] party's default is deemed to constitute a concession of all well pleaded allegations of liability . . . ." *XL Specialty Ins. Co. v. Lakian*, 243 F. Supp. 3d 434, 442 (S.D.N.Y. 2017) (quoting *Greyhound Exhibitgroup, Inc. v. E.L.U.L. Realty Corp.*, 973 F.2d 155, 158 (2d Cir. 1992).

*Securities Fraud*

Under the Securities Exchange Act of 1934 ("Exchange Act"), "[i]t shall be unlawful for any person, directly or indirectly, by the use of the mails or any means or instrumentality of interstate commerce, or of any facility of any national securities exchange, or for any member of a national securities exchange to effect, alone or with one or more other persons, a manipulative short sale of any security." 15 U.S.C. § 78i(d).

"It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce or of the mails, or of any facility of any national securities exchange—[t]o effect a short sale, or to use or employ any stop-loss order in connection with the purchase or sale, of any security other than a government security, in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors." 15 U.S.C. § 78j(a)(1). The internet is "generally an instrumentality of interstate commerce." *United States v. Schaefer*, 501 F.3d 1197, 1201 (10th Cir. 2007); *see also United States v. Sutcliffe*, 505 F.3d 944, 952 (9th Cir. 2007) (holding that the internet is both an instrumentality and a channel of interstate commerce).

To establish a claim for market manipulation, a type of securities fraud, plaintiff must allege "(1) manipulative acts; (2) damage (3) caused by reliance on an assumption of an efficient market free of manipulation; (4) scienter; (5) in connection with the purchase or sale of securities; (6) furthered by the defendant's use of the mails or any facility of a national securities exchange. *ATSI Communs., Inc. v. Shaar Fund, Ltd.*, 493 F.3d 87, 101 (2d Cir. 2007).

To establish "scienter," a plaintiff must prove either (i) that an individual defendant acted with "a mental state embracing intent to deceive, manipulate, or defraud" or (ii) by showing "strong circumstantial evidence of conscious misbehavior or recklessness". *See Tellabs, Inc. v. Makor Issues & Rights, Ltd.*, 551 U.S. 308, 319 (2007); *ATSI Communs.*, 493 F.3d at 99.

On November 22, 2023, a link to the Capybara Report on the Capybara Website was posted to the Capybara Short Account. *See* ECF 1 ¶ 14. In the Capybara Report, Capybara Research disclosed "*[w]e hold a short position in shares of $SHOT….*" Plaintiff contends that the Capybara Report is filled with inaccuracies and misinformation. Plaintiff believes the intended purpose of the Capybara Report was to manipulate the general investing public into either selling their SHOT shares or into opening new short positions in order to capitalize on a drop in share price. Plaintiff further contends that Capybara Research's intent in authoring and publishing the Capybara Report was to capitalize on, and financially benefit from a drop in Plaintiff's share price due to its publicly disclosed short position.

As a result of the rapid sharing of the Capybara Report by investors on the internet, Plaintiff's share price plummeted. On November 22, 2023, the date Capybara released the Capybara Report, Plaintiff's share price at market open was $5.67 per share and plummeted to $3.57 per share by market close, a staggering **37.03% decrease**. *See* ECF 1 ¶ 70. Further, as a result of the drop in market price, on November 22, 2023 the market capitalization[1] of SHOT dropped from $234,851,400[2] to $147,869,500,[3] a difference of **$86,982,000,** in the span of ***one trading day***. *Id.* ¶ 71.

---

[1] Market capitalization refers to the total dollar market value of a company's outstanding shares of stock or what the public market determines a company is worth.

[2] Market Capitalization = (Outstanding Shares * Market Price) = (41,420,000*$5.67) = $234,851,400.

[3] Market Capitalization = (Outstanding Shares * Market Price) = (41,420,000*$3.57) = $147,869,400.

Plaintiff also contends that, as a result of the Capybara Report, short volume in SHOT rose significantly. On November 13, 2023, exactly one week before the Capybara Report was released, the short volume was approximately 760,090 shares shorted. On November 22, 2023, the short volume was approximately 21,407,347 shares shorted, more than **28.16** times the amount shorted a week earlier. *Id.* ¶ 72. The increase in daily short volume caused additional significant downward pressure on Plaintiff's share price.

Since the Capybara Report was published by the Capybara Defendants and re-published by Benzinga, Plaintiff's share price has dropped by 49.56% from $5.67 to $2.505 between November 22, 2023 and February 19, 2024. In this time, Plaintiff's market capitalization has dropped from $234,851,400 to $125,938,800, or by **$104,349,600**.

While its stock is being traded on the Nasdaq Stock Market, a public securities market, Plaintiff relies on the market to be free from manipulation. *See Set Capital LLC v. Credit Suisse Grp. AG*, 996 F.3d 64, 76 (2d Cir. 2021); *Sharette v. Credit Suisse, Int'l*, 127 F. Supp 3d 60, 101 n.9 (S.D.N.Y. 2015) (recognizing the requirement of alleging "reliance on an assumption of an efficient market free of manipulation" in market manipulation claims). To date, Plaintiff's market price, and by extension Plaintiff's market capitalization, has not recovered to hold the same value it had prior to the release of the Capybara Report and short interest in Plaintiff's stock has increased dramatically, causing an artificial suppression of Plaintiff's stocks price that continues to this day. Further, the Capybara Defendants continue to compound the damage caused by the Capybara Report by making additional posts on the Capybara Short Account in further effort to cause controversy amongst Plaintiff's shareholders and a decline in Plaintiff's share price. *See* Boon Decl. ¶¶ 20-22.

Thus, Plaintiff's allegations establish the Capybara Defendants' liability for securities fraud as a matter of law.

*Tortious Interference with Prospective Business Expectancy*

Tortious interference can take many forms. *See generally* Prosser, Torts § 129 (4th Ed.). Under New York law, a breach of an existing contract is not required to bring a claim for tortious interference. *See NBT Bancorp. v. Fleet/Norstar Fin. Group*, 87 N.Y.2d 614, 621 (N.Y. 1996). Under New York law, a claim for tortious interference with prospective business relations does not require a breach of an existing contract, but rather, the party asserting the claim must meet a "more culpable conduct" standard. *Id.* A defendant meets the "more culpable conduct" standard when the interference with prospective business relations was accomplished by "wrongful means" or where the offending party acted for the sole purpose of harming the other party. *See Carvel Corp. v. Noonan*, 3 N.Y.3d 182, 190 (2004). In this context, "'wrongful means' includes physical violence, fraud or misrepresentation, civil suits and criminal prosecutions, and some degrees of economic pressure." *See Guard-Life Corp. v. Parker Hardware Mfg. Corp.*, 50 N.Y.2d 183, 191 (1980). Generally, the offending party's conduct must amount to a crime or an independent tort in order to create liability for interference with prospective business relations. *See Carvel Corp.*, 3 N.Y.3d at 190.

In its Complaint, Plaintiff contends it had and has a valid business expectation that its stock would only be subject to general market and business risks. Plaintiff alleges that Capybara Research knew that holders of Plaintiff's common stock, including Plaintiff, had an expectation that pure market forces, not false and manipulative public statements, would impact the value of their investments and equity in Safety Shot. The Capybara Defendants intentionally and directly caused investors to make a flurry of selling and opening new short positions, putting downward

pressure on the Plaintiff's stock price. Plaintiff, however, never expected the market value of its common stock to decline by **37.03%**, or $2.10 per share on November 22, 2023, *see* ECF 1 ¶ 70, or by **51.32%** to date as a result of the authoring, publishing, and subsequent re-publishing of the Capybara Report.

Plaintiff's claim of tortious interference against Benzinga arises out of the same common nucleus of operative facts as Plaintiff's claim for securities fraud against the Capybara Defendants, specifically, the publishing and subsequent re-publishing of the Capybara Report. Plaintiff submits that the damages it has sustained to its market capitalization, business, and reputation directly stems from the Capybara Report remaining on the internet for public view, unretracted on both the Capybara Website and Benzinga's website. Thus, Plaintiff's allegations establish the Defendant's liability for tortious interference with prospective business expectancy as a matter of law.

**AN ENTRY OF DEFAULT JUDGMENT AGAINST THE DEFENDANTS IS APPROPRIATE**

The Court may enter default judgment if a party fails to plead or otherwise defend against the action. *See* Fed. R. Civ. P. 55(b)(2); *see also FTC v. 1263523 Ontario, Inc.*, 205 F. Supp. 2d 205, 208 (S.D.N.Y. 2002). A motion for default judgment is within the discretion of the district court. *Palmieri v. Town of Babylon*, 277 Fed. Appx. 72, 74 (2d Cir. 2008). "A default judgment may not be granted . . . if the defendant has not been effectively served with process." *Doe v. Alsaud*, 12 F. Supp. 3d 684, 687 (S.D.N.Y. 2014). "[T]he [C]ourt may, on plaintiff['s] motion, enter a default judgment if liability is established as a matter of law when the factual allegations of the complaint are taken as true." *Bricklayers & Allied Craftworkers Local 2, Albany, N.Y. Pension Fund v. Moulton Masonry & Constr., LLC*, 779 F.3d 182, 187 (2d Cir. 2015).

"A defendant's default is willful if the defendant was properly served yet failed to appear, answer, or otherwise respond to the complaint." *Global Exp. Mktg. Co. Ltd. v. Abdelrahman A. Abbar Trading Co.*, 223 U.S. Dist. LEXIS 15813, at *4 (S.D.N.Y. Jan. 9, 2023) (citing *Action S.A. v. Marc Rich & Co., Inc.*, 951 F.2d 504, 507-08 (2d Cir. 1991); *SEC v. Breed*, 2004 U.S. Dist. LEXIS 16106, at *8-9 (S.D.N.Y. Aug. 13, 2004); and *Westmark Dev. Corp. v. Century Sur. Co.*, 199 F.R.D. 491, 496 (W.D.N.Y. 2011)).

Fed. R. Civ. P. 55 "provides a 'two-step process' for the entry of judgment against a party who fails to defend: first, the entry of a default, and second, the entry of a default judgment." *Saleh v. Francisco*, 2011 U.S. Dist. LEXIS 130362, at *5 (S.D.N.Y. November 9, 2011) (citing *New York v. Green*, 420 F. 3d 99, 104 (2d. Cir. 2005). The first step, entry of a default, "formalizes a judicial recognition that a defendant has, through its failure to defend the action, admitted liability to the plaintiff." *City of New York v. Mickalis Pawn Shop, LLC*, 645 F.3d 114, 128 (2011). The second step, entry of a default judgment, "converts the defendant's admission of liability into a final judgment that terminates the litigation and awards the plaintiff any relief to which the court decides it is entitled . . . ." *Id.* at 129.

On February 21, 2024, Plaintiff filed proof of service reflecting the service of its summons and Complaint via the February Form 8-K/A upon the Capybara Defendants on February 6, 2024. *See* ECF 32; *see also* **Exhibit 2** to Rose Decl. Pursuant to Fed. R. Civ. P. 12(a)(1), Benzinga's time to answer or otherwise move with respect to Plaintiff's Complaint expired on February 27, 2024. On February 28, 2024, a Certificate of Default was issued as to the Capybara Defendants (ECF 35). *See* **Exhibit 3** to Rose Decl.

On December 29, 2023, Plaintiff filed proof of service reflecting service of Plaintiff's summons and Complaint and the Order upon Benzinga (ECF 18). *See* **Exhibit 4** to the Rose Decl.

Pursuant to Fed. R. Civ. P. 12(a)(1), Benzinga's time to answer or otherwise move with respect to Plaintiff's Complaint expired on January 19, 2024. On January 29, 2024, a Certificate of Default was issued as to Benzinga fulfilling the first requirement for the entry of a default judgment pursuant to Fed. R. Civ. P. 55(a) (ECF 30). *See* **Exhibit 5** to Rose Decl.

Pursuant to Fed. R. Civ. P. 55(b), it is appropriate for the Court to enter default judgment against the Defendants. The Capybara Defendants' failure to appear was willful as the Capybara Defendants were properly served pursuant to this Court's Second Order on February 6, 2024, yet they failed to appear, answer or otherwise respond to Plaintiff's complaint before its deadline to do so expired on February 27, 2024. *See* Rose Decl. ¶¶ 11-13.

Further, Benzinga's failure to appear was willful because, as previously set forth, Benzinga was properly served on December 23, 2023, yet it failed to appear, answer or otherwise respond to Plaintiff's complaint before its deadline to do so expired on January 19, 2024. *See* Rose Decl. ¶¶ 15-16. To date, *over one month* after Benzinga's deadline to respond expired, Benzinga *still* has failed to appear. *Id.* at ¶ 18.

**PROPOSED RELIEF**

"[A] default is an admission of all well-pleaded allegations against the defaulting party." *Vermont Teddy Bear Co., Inc. v. 1-800 Beargram Co.*, 373 F.3d 241, 246 (2d Cir. 2004); *see also Wowwee Grp., Ltd. v. Haoqin*, 2019 U.S. Dist. LEXIS 40408, at *5-6 (S.D.N.Y. Mar. 22, 2019) ("[b]y virtue of the default, [the defendants'] infringement is deemed willful"). An allegation is "well-pleaded" unless they are "'made indefinite or erroneous by other allegations in the same complaint,' 'contrary to facts of which the court will take judicial notice, … not susceptible of proof by legitimate evidence, or … contrary to uncontroverted material in the file of the case.'"

*U.S. CFTC v. SK Madison Commodities, LLC*, 2014 U.S. Dist. LEXIS 115391, at *4-5 (S.D.N.Y. June 9, 2014).

A court is permitted to grant a plaintiff equitable relief in a default judgment. *See id.* at *7-8 (granting a permanent injunction against the defaulting defendants after determining that there was a reasonable likelihood the defaulting defendants would continue to engage in the harmful acts alleged in the complaint unless restrained and enjoined by the court). A default judgment granting injunctive and equitable relief may be enforced against "any persons who are acting in the capacity of agent, officer, employee, servant, attorney, successor and/or assign of any of the [d]efendants, and upon any person acting in active concert or participation with any Defendant who receives actual notice of this Order by personal service or otherwise." *Id.* at *14-15.

It is widely accepted that on a motion for default judgment, this Court must deem the well-pleaded facts in Plaintiff's complaint as admitted by the defaulting defendants. Since the Capybara Report was published by the Capybara Defendants and re-published by Benzinga, Plaintiff's share price has dropped by 59.61% from $5.67 to $2.29 between November 22, 2023 and March 1, 2024. In this time, Plaintiff's market capitalization has dropped from $234,851,400 to $105,889,600, or by **$128,961,800**. Plaintiff submits that the damages it has sustained to its market capitalization, business, and reputation directly stems from the Capybara Report remaining on the internet for public view, unretracted on both the Capybara Website and Benzinga's website.

As such, Plaintiff requests that the Court enter default judgment against Defendants Capybara Research, Igor Appelboom and Accretive Capital d/b/a Benzinga and grant the relief sought in its Complaint including (i) issuing an order directing the Capybara Defendants to publicly retract in writing and remove any reference to Plaintiff, including the Capybara Report, from its website and X account; (ii) issuing an order enjoining the Capybara Defendants from

communicating about, as well as authoring and/or publishing additional articles about Plaintiff and its business on any social media website or on its website, except for a public written retraction of the Capybara Report; (iii) issuing an order directing any and all individuals or entities served with a copy of said order and default judgment to remove all references to the Capybara Report from its website, social media accounts, or any such other medium available for public view; (iv) issuing an order directing Benzinga to publicly retract, in writing, and remove the Benzinga Article from its website and social media accounts; (v) issuing an order directing any and all individuals or entities served with a copy of said order and default judgment to remove all references to the Benzinga Article from its website, social media accounts, or any such other medium available for public view; (vi) issuing an order enjoining any and all individuals and entities from authoring or publishing additional articles referencing the Benzinga Article, except for a written retraction of a previously published article containing such references and (vii) awarding such other just and/or equitable relief as the Court deems necessary.

## CONCLUSION

Plaintiff respectfully submits that it has adequately set forth the basis for entering a default judgment and, based on the foregoing, Plaintiff respectfully requests that default judgment be entered against the Defendants and that the Court grant the equitable relief sought in its Complaint.

Dated: Jericho, New York
March 6, 2024

Respectfully Submitted,

**THE BASILE LAW FIRM P.C.**

By: /s/ *Joseph F. Rose*
Joseph F. Rose, Esq.
Waleed Amer, Esq.
Eric J. Benzenberg, Esq.
390 N. Broadway, Suite 140
Jericho, New York 11753
Tel.: (516) 455-1500
Fax: (631) 498-0478
Email: joe@thebasilelawfirm.com
waleed@thebasilelawfirm.com
eric@thebasilelawfirm.com

*Counsel for Plaintiff Safety Shot, Inc.*